SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 21, 2004

(Date of earliest event reported)

CARDIMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22419	94-3177883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

47266 Benicia Street, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 354-0300

Item 5. Other Events.

On January 20, 2004, the Company submitted an amendment to its pre-market approval (PMA) application to the U.S. Food and Drug Administration (FDA) requesting approval to market the REVELATION® Tx linear ablation catheter to treat paroxysmal atrial fibrillation (AF) in the United States.

A copy of the press release announcing the Company’s submission of the amendment to the PMA is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of Cardima, Inc. dated January 21, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2004	CARDIMA, INC.

	By:	/s/ BARRY D. MICHAELS
Barry D. Michaels
Interim Chief Financial Officer and Secretary